NATIONWIDE(R) SEPARATE ACCOUNT TRUST

- Gartmore NSAT Global Health Sciences Fund
   Class I shares

May 1, 2001

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

TABLE OF CONTENTS

FUND SUMMARY.............................           2
Objective and Principal Strategies.......           3
Principal Risks..........................           3
Performance..............................           5
Fee and Expenses.........................           5

MORE ABOUT THE FUND......................           6
Principal Investments and Techniques.....           6
Principal Risks..........................           6
Temporary Defensive Positions............           7

MANAGEMENT...............................           8
Investment Adviser.......................           8
Portfolio Manager........................           8

BUYING AND SELLING FUND SHARES...........           9
Who Can Buy Class I Shares of the Fund...           9
Purchase Price...........................           9
Selling Shares...........................          10
Restrictions on Sales....................          10

DISTRIBUTION AND TAXES...................          11
Dividends and Distributions..............          11
Tax Status...............................          11

FINANCIAL HIGHLIGHTS.....................          12

ADDITIONAL INFORMATION...................  BACK COVER

FUND SUMMARY
This prospectus provides information about the Gartmore NSAT Global Health Sciences Fund (the Fund), a fund offered by Nationwide Separate Account Trust. The following section summarizes key information about the Fund, including information regarding the investment objective, principal strategies, principal risks and fees for the Fund. This Fund's investment objective can be changed without shareholder approval. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page
6. "You" and "your" refer to direct shareholders and contract holders who invest in the Fund indirectly through their variable annuity contracts and/or variable life insurance policies (variable insurance contracts).

The Fund Summary contains a discussion of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT THE FUND

This prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy. You'll find details about how your annuity contract or life insurance policy works in the accompanying prospectus.

The Fund has two different share classes - Class I and Class II. The share classes have different expenses and are available for purchase by different types of investors. This prospectus provides information with respect the Class I shares of the Fund.

For more information about who may purchase the different share classes, see "Who Can Buy Class I Shares of the Fund" on page 9.

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long term capital appreciation.

To achieve its objective, the Fund normally invests at least 80% of its assets in equity securities issued by U.S. and foreign companies engaged in the development, production, or distribution of products and services that have a health science orientation. Products and services that have a "health sciences" orientation focus on maintaining or improving one's quality of life. So, for example, the Fund will invest in companies that are engaged in research and development or the production or distribution of products or services related to medicine, pharmaceuticals or personal health care. The Fund will invest at least 25% of its assets in one or more of the following industry groups: health care; pharmaceuticals; biotechnology; medical supplies; medical services and medical devices.

The Fund primarily invests in equity securities which may include common stocks, preferred stocks, convertible securities, and depositary receipts. The Fund may invest in companies of any size. The Fund will invest in securities of large companies that are well established in the health sciences area because they can be expected to grow with the market. The Fund will also invest in securities of small to mid-size companies to the extent that they provide strong prospects for future growth.

The Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting its investment objective. Normally, the Fund will be invested in assets in companies in at least three different countries, one of which may be the U.S., and may invest a significant portion of its assets in the securities of U.S. issuers. If the portfolio manager thinks that advantageous investment opportunities exist in securities of companies located in emerging market countries, the Fund will invest in those countries.

A security will generally be considered appropriate if (as determined by the portfolio manager) at least 50% of the issuer's assets, revenues, or net income is related to, or derived from, the healthcare sector.

In analyzing specific companies for possible investment, the Fund's portfolio manager ordinarily looks for several of the following characteristics:

  - Above-average per share earnings growth.

  - Positive fundamental change taking place.

  - High return on invested capital.

  - A healthy balance sheet.

  - Sound financial and accounting policies and overall financial strength.

  - Strong competitive advantages.

  - Effective research and product development and marketing.

  - Strong management.

  - General operating characteristics that will enable the company to compete successfully in its respective markets.

The portfolio manager considers whether to sell a particular security when any of the previous factors materially changes with respect to the security. A security will also be sold when the portfolio manager believes that an alternative investment provides more attractive risk/return characteristics.

The Fund may also lend portfolio securities on a short-term or long-term basis up to 30% of its total assets. The portfolio manager expects that the Fund will have a portfolio turnover rate of 300% or more.

PRINCIPAL RISKS

Because the value of your investment will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular

Fund Summary

market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments and less established markets.

SECTOR RISK. The Fund may be susceptible to factors affecting health science companies, especially those in health care and health care-related industries and therefore the value of the Fund's investments may be more volatile than other funds that invest in a broader range of securities across different industries.

The Fund faces the risk that economic prospects of health-care companies may fluctuate dramatically due to changes in the regulatory and competitive environment. A significant portion of health-care services is funded or subsidized by the government, so that changes in government policies--at the state or federal level--may affect the demand for health-care products and services. Other risks include: the possibility that regulatory approvals (which often entail lengthy application and testing procedures) will not be granted for new drugs and medical products; lawsuits against health-care companies related to product liability issues; and the rapid speed at which many health-care products and services become obsolete.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID CAP/SMALL CAP RISK. To the extent the Fund invests in smaller, newer companies, these investments may be riskier than investments in larger, more established companies. The stocks of mid-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

CONCENTRATION RISK. The Fund will invest 25% or more of its assets in one or more of the health-related industry groups noted above. This ability to invest in a more concentrated range of securities than other mutual funds, increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the noted health-related industry groups.

PORTFOLIO TURNOVER RISK. The portfolio manager may engage in active and frequent trading of all or part of the securities held by the Fund if doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For more detailed information about the Fund's investments and risks, see "More About the Fund" beginning on page 6.

PERFORMANCE

No performance information is provided because the Fund began operations on December 29, 2000.

FEES AND EXPENSES -- CLASS I SHARES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING CLASS I SHARES OF THE FUND.

Shareholder Fees(1)
  (paid directly from your investment)       None
Annual Fund Operating Expenses
  (deducted from Fund assets)
Management Fees(2)                           1.00%
Other Expenses(3)                            0.99%
-------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES         1.99%
Amount of Fee
Waiver/Expense
Reimbursement                                0.64%
-------------------------------------------------
NET EXPENSES AFTER WAIVERS(4)                1.35%

------------

(1) Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance policies if the Fund's shares are purchased by a life insurance company separate account as an investment option for these contracts or policies.

(2) The Fund commenced operations on December 29, 2000. As a result, the management fee represents the maximum fee which could be paid to Villanova Mutual Fund Capital Trust (VMF) under its contract with the Fund.

(3) As a new fund, these are estimates for the current fiscal year ending December 31, 2001. These estimates do not take into account the expense limitation agreement between the Fund and VMF.

(4) VMF and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through May 1, 2002. The Fund is authorized to reimburse VMF for management fees previously waived and/or for the cost of "Other Expenses" paid by VMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse VMF in this manner only applies to fees paid or reimbursements made by VMF at some time within the first five years of the Fund's operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, the Fund's operating expenses will not change, and expense waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR    3 YEARS
                 ------    -------
Class I           $137      $  563

MORE ABOUT THE FUND

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Fund may use the following additional principal investments and techniques described below to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about the Fund, including the Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

DEPOSITARY RECEIPTS. The Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and International Depositary Receipts (IDRs) (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities that they represent. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

PREFERRED STOCK. Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible securities may be subordinated to other preferred stock of the same issuer.

CONVERTIBLE SECURITIES. Convertible securities -- also known as convertibles -- include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are a hybrid security that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a good source of dependable income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non-convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

PRINCIPAL RISKS

FOREIGN RISK -- Foreign security investment involves special risks not present in U.S. investments. These special risks can increase the chances that the Fund will lose money.

   - COUNTRY -- General securities market movements in any country in which the Fund has investments, are likely to affect the value of the Fund's securities that trade in that country. These movements will affect the Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

   - FOREIGN MARKETS -- Because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for the Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

   - GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS -- Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund's portfolio manager to completely and accurately determine a company's financial condition.

   - CURRENCY -- Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

SMALL CAP RISK -- Historically, the securities of small cap companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

   - lack depth of management

   - lack a proven track record

   - be unable to generate funds necessary for growth or development

   - be developing or marketing new products or services for which markets are not yet established and may never become established

   - market products or services which may become quickly obsolete

Small cap companies in the biotechnology and other health related industries may be subject to abrupt or erratic price movements. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, the Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, a Fund may not meet its investment objectives and may miss potential market upswings.

         MANAGEMENT

INVESTMENT ADVISER

Villanova Mutual Fund Capital Trust (VMF), 1200 River Road, Conshohocken, PA 19428, manages the investment of the assets and supervises the daily business affairs of the Fund. VMF was organized in 1999, and advises mutual funds. As of December 31, 2000, VMF and its affiliates had approximately $23.3 billion in assets under management.

The Fund pays VMF an annual management fee of 1.00% of the Fund's average daily net assets.

PORTFOLIO MANAGER

Paul Cluskey is the Fund's portfolio manager and is responsible for the day-to-day management of the Fund and the selection of the Fund's investments.

Paul Cluskey was the co-lead portfolio manager for Nicholas-Applegate Global Health Care Fund since its inception in September 1999. He also co-managed the Nicholas-Applegate Small Cap Growth Fund and the Nicholas-Applegate Mini-Cap Fund. He joined Nicholas-Applegate in 1998. From 1996 through 1998, he had been a senior small cap stock analyst with SEI Investments. Before that, he worked at Piper Jaffray, Inc. as a corporate finance analyst. Mr. Cluskey graduated from New York University; Stern School of Business with honors in 1993 with a BS in Finance.

BUYING AND SELLING FUND SHARES

WHO CAN BUY CLASS I SHARES OF THE FUND

Class I Shares of the Fund are currently sold to separate accounts of Nationwide Life Insurance Company and its wholly owned subsidiary, Nationwide Life and Annuity Insurance Company (collectively, "Nationwide"), to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, variable insurance contracts). Class II shares of the Fund may be sold to other insurance companies. Shares are not sold to individual investors.

The separate accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if this Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

The Fund sells its Class I shares to separate accounts of Nationwide and may sell Class II shares to separate accounts of other unaffiliated insurance companies. The Fund currently does not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Fund may offer its shares to the separate accounts of various insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the Fund and shares of another Fund may be substituted. This might force the Fund to sell its securities at disadvantageous prices.

The distributor for the Fund is currently Nationwide Advisory Services, Inc. It is anticipated that on or about October 1, 2001, Villanova Distribution Services, Inc. (to be renamed Gartmore Distribution Services, Inc.) will become the Fund's distributor.

PURCHASE PRICE

The purchase price of each share of the Fund is its "net asset value" (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of the Fund's Class I shares. Generally, NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by the Fund allocable to such class, less its liabilities allocable to that class, divided by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Fund does not calculate NAV on the following days:

  - New Year's Day
  - Martin Luther King, Jr. Day
  - Presidents' Day
  - Good Friday
  - Memorial Day
  - Independence Day
  - Labor Day
  - Thanksgiving Day
  - Christmas Day
  - Other days when the New York Stock Exchange is not open.

The Fund reserves the right not to determine its NAV when:

  - It has not received any orders to purchase, sell or exchange shares
  - Changes in the value of the Fund's portfolio do not affect its NAV.

If current prices are not available for a security, or if Villanova SA Capital Trust (VSA), as the Fund's administrator, or its agent determines a price does not represent fair value, the Fund's investments may be valued at fair market value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

Buying and Selling Fund Shares

SELLING SHARES

Shares can be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price will be the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of the Fund's investments at the time of sale.

RESTRICTIONS ON SALES

Shares of the Fund may not be redeemed or the Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Substantially all of the Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by the Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Fund.

         FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.

                                                                FOR THE
                                                              PERIOD ENDED
                                                              DECEMBER 31,
                                                                2000 (a)
                                                              ------------
NET ASSET VALUE -- BEGINNING OF PERIOD                          $ 10.00
                                                                -------
INVESTMENT ACTIVITIES:
  Net investment loss                                                --
  Net realized/unrealized losses from investments                 (0.17)
                                                                -------
      Total investment activities                                 (0.17)
                                                                -------
DISTRIBUTIONS:
  In excess of net investment income                                 --
                                                                -------
      Total distributions                                            --
                                                                -------
NET ASSET VALUE -- END OF PERIOD                                $  9.83
                                                                =======
Total Return                                                      (1.70)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                              $ 2,458
Ratio of expenses to average net assets                            1.00%(c)
Ratio of net investment income to average net assets              (1.00)%(c)
Ratio of expenses to average net assets*                          28.69%(c)
Ratio of net investment income to average net assets*            (28.69)%(c)
Portfolio turnover rate                                            0.00%
--------------------------------------------------------------------------

(a) For the period December 29, 2000 (commencement of operations) through December 31, 2000.

(b) Not annualized.

(c) Annualized.

 * During the period certain fees were reimbursed and voluntarily reduced. If such reimbursements and voluntary fee reductions had not occurred, the ratios would have been as indicated.

INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following documents -- which may be obtained free of charge -- contain additional information about the Fund. To obtain a document free of charge, contact us at the address or number listed below.

- Statement of Additional Information (incorporated by reference in this Prospectus)

- Annual Report

- Semi-Annual Report (as available)

FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, Ohio 43215

FOR INFORMATION AND ASSISTANCE:

1-800-848-6331 (toll free, 8 a.m. - 5 p.m. Eastern Time)

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of the Funds' documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (for their hours of operation, call 1-202-942-8090)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-6009
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

INVESTMENT COMPANY ACT FILE NO. 811-3213

FND-4932-10/01